國浩律師（上海）事務所
GRANDALL LAW FIRM (SHANGHAI)

北京 上海 深圳 杭州 广州 昆明 天津 成都 宁波 福州 西安 南京 南宁 济南 香港 巴黎 马德里 硅谷

BEIJING SHANGHAI SHENZHEN HANGZHOU GUANGZHOU KUNMING TIANJIN CHENGDU NINGBO FUZHOU XI'AN NANJING NANNING JINAN HONG KONG PARIS MADRID SILICON VALLEY

中国上海市北京西路968号嘉地中心27层 邮编：200041
27/F, Garden Square, 968 West Beijing Road, Shanghai 200041, China
电话/Tel: +86 21 52341668 传真/Fax: +86 21 52341670
网址/Website:http://www.grandall.com.cn

March 30, 2021

The9 Limited
17 Floor, No. 130 Wu Song Road
Hong Kou District
Shanghai 201203
People's Republic of China

Dear Sir or Madam,

We hereby consent to the use of our name under the headings "Enforceability of Civil Liabilities" and "Legal Matters", in the registration statement on Form F-3 ("Registration Statement"), including all amendments or supplements thereto, initially filed by The9 Limited on March 30, 2021, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the filing of this consent as an exhibit to the Registration Statement.

In giving this consent, we do not hereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the regulations promulgated thereunder.

Sincerely yours,

Grandall Law Firm (Shanghai)

國浩律師（上海）事務所

國浩律師(上海)事務所
GRANDALL LAW FIRM (SHANGHAI)

北京 上海 深圳 杭州 广州 昆明 天津 成都 宁波 福州 西安 南京 南宁 济南 香港 巴黎 马德里 硅谷

BEIJING SHANGHAI SHENZHEN HANGZHOU GUANGZHOU KUNMING TIANJIN CHENGDU NINGBO FUZHOU XI'AN NANJING NANNING JINAN HONG KONG PARIS MADRID SILICON VALLEY

中国上海市北京西路968号嘉地中心27层 邮编：200041
27/F, Garden Square, 968 West Beijing Road, Shanghai 200041, China
电话/Tel: +86 21 52341668 传真/Fax: +86 21 52341670
网址/Website:http://www.grandall.com.cn

March 30, 2021

The9 Limited
17 Floor, No. 130 Wu Song Road
Hong Kou District
Shanghai 201203
People's Republic of China

Dear Sir or Madam,

We hereby consent to the use of our name under the headings "Legal Matters", in the registration statement on Form F-3 ("Registration Statement"), including all amendments or supplements thereto, initially filed by The9 Limited on March 30, 2021, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the filing of this consent as an exhibit to the Registration Statement.

In giving this consent, we do not hereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the regulations promulgated thereunder.

Sincerely yours,

Grandall Law Firm (Shanghai)

國浩律师(上海)事务所